                                                                    EXHIBIT 99.1

                         K. HOVNANIAN ENTERPRISES, INC.
                             LETTER OF TRANSMITTAL
                             OFFER TO EXCHANGE ITS
                          8.000% SENIOR NOTES DUE 2012
                                      AND
                   8.875% SENIOR SUBORDINATED NOTES DUE 2012
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                       AS AMENDED, FOR ANY AND ALL OF ITS
                    OUTSTANDING 8.000% SENIOR NOTES DUE 2012
                                      AND
             OUTSTANDING 8.875% SENIOR SUBORDINATED NOTES DUE 2012

  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
    CITY TIME, ON       , 2002 UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION
  DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON
                              THE EXPIRATION DATE.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                      WACHOVIA BANK, NATIONAL ASSOCIATION
                 (formerly known as First Union National Bank)

 By Overnight Mail or Courier:                By Hand:                          By Mail:

      Wachovia Bank, N.A.               Wachovia Bank, N.A.               Wachovia Bank, N.A.
       Attn: Marsha Rice                 Attn: Marsha Rice                 Attn: Marsha Rice
   Corporate Trust Operations        Corporate Trust Operations        Corporate Trust Operations
             Reorg.                            Reorg.                            Reorg.
  1525 West W.T. Harris Blvd.       1525 West W.T. Harris Blvd.       1525 West W.T. Harris Blvd.
      Charlotte, NC 28262             Charlotte, NC 28288-1153          Charlotte, NC 28288-1153

                                     By Facsimile Transmission:
                                           (704) 590-7628
                                       Confirm By Telephone:
                                           (704) 590-7413
                                            Information:
                                           (704) 590-7413

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER THAN THE ONE SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    Capitalized terms used but not defined in this Letter of Transmittal have the same meaning given to them in the Prospectus (as defined below).

    The Registration Statement on Form S-4 (File Nos. 333-89976; 333-89976-01) of which such Prospectus is a part was declared effective by the Securities and
Exchange Commission on       , 2002.

    Holders of Outstanding Notes (as defined below) should complete this Letter of Transmittal either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Delivery Procedures" and "The Exchange Offer--

Tender of Outstanding Notes Held Through The Depository Trust Company" in the Prospectus and an "Agent's Message" (as defined below) is NOT delivered. If tender is being made by book-entry transfer, the Holder must have an Agent's Message delivered in lieu of this Letter of Transmittal.

    Holders of Outstanding Notes whose certificates (the "Certificates") for such Outstanding Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

    As used in this Letter of Transmittal, the term "Holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of K. Hovnanian Enterprises, Inc. (the "Issuer") or, with respect to interests in the Global Outstanding Notes held by DTC, any DTC participant listed in an official DTC proxy. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

            SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC DOES NOT
                   CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

Ladies and Gentlemen:

    The undersigned hereby acknowledges receipt of the Prospectus dated   , 2002
(as it may be amended or supplemented from time to time, the "Prospectus") of the Issuer, Hovnanian Enterprises, Inc., the parent of the Issuer ("Hovnanian") and certain of the subsidiaries of Hovnanian (together with Hovnanian, the "Guarantors," and each a "Guarantor") and this Letter of Transmittal, which together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount of each of their 8.000% Senior Notes due 2012 and 8.875% Senior Subordinated Notes due 2012, in each case guaranteed by the Guarantors (collectively, the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for each $1,000 principal amount of their outstanding 8.000% Senior Notes due 2012 and 8.875% Senior Subordinated Notes due 2012, in each case guaranteed by the Guarantors (collectively the "Outstanding Notes"), respectively. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of the Outstanding Notes indicated in Box 1A and/or 1B below. Subject to, and effective upon, the acceptance for exchange of all or any portion of such Outstanding Notes tendered hereby in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Issuer in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to
(i) deliver Certificates for Outstanding Notes to the Issuer together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes,
(ii) present Certificates for such Outstanding Notes for transfer, and to transfer the Outstanding Notes on the books of the Issuer, and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

    The undersigned represents and warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Outstanding Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of their obligations under the Registration Rights Agreement for the 8.000% Senior Notes due 2012 and the Registration Rights Agreement for the 8.875% Senior Subordinated Notes due 2012, each dated March 26, 2002, and that the Issuer shall have no further obligation or liabilities thereunder for the registration of the Outstanding Notes or the Exchange Notes.

    THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE
OFFER.

    The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed in Box 1A and/or 1B below, if they are not already set forth therein, as they appear on the Certificates representing such Outstanding Notes. The Certificate number(s) and the aggregate principal amount of Outstanding Notes that the undersigned wishes to tender should also be indicated in Box 1A and /or 1B below.

    If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

    The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will, upon the Issuer's acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

    The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), as more particularly set forth in the Prospectus, the Issuer may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

    Unless otherwise indicated in the box entitled "Special Registration Instructions" (Box 6) or the box entitled "Special Delivery Instructions" (Box
7) in this Letter of Transmittal, Certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes, and any Outstanding Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address(es) shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Outstanding Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" (Box 6) or the box entitled "Special Delivery Instructions" (Box
7) in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

    The Exchange Offer is not being made to any broker-dealer who purchased Outstanding Notes directly from the Issuer for resale pursuant to Rule 144A under the Securities Act or any person that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act. The undersigned understands and agrees that the Issuer reserves the right not to accept tendered Outstanding Notes from any tendering holder if the Issuer determines, in its discretion, that such acceptance could result in a violation of applicable securities laws or interpretations thereof.

    BY TENDERING OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS TO THE ISSUER THAT (A) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE ISSUER (WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT), (B) THE UNDERSIGNED IS NOT ENGAGED IN AND DOES NOT INTEND TO ENGAGE IN, AND HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN, A DISTRIBUTION OF THE EXCHANGE NOTES TO BE ISSUED IN THE EXCHANGE OFFER, AND (C) THE UNDERSIGNED IS ACQUIRING THE EXCHANGE NOTES IN THE ORDINARY COURSE OF ITS BUSINESS. IF THE UNDERSIGNED OR THE PERSON RECEIVING THE EXCHANGE NOTES COVERED HEREBY IS A BROKER-DEALER THAT IS RECEIVING THE EXCHANGE NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR OUTSTANDING NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (SUCH A BROKER-DEALER TENDERING OUTSTANDING NOTES IS HEREIN REFERRED TO AS A "PARTICIPATING BROKER-DEALER"), THE UNDERSIGNED ACKNOWLEDGES THAT IT OR SUCH OTHER PERSON WILL DELIVER A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES; HOWEVER, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, THE UNDERSIGNED WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT. THE UNDERSIGNED AND ANY SUCH OTHER PERSON ACKNOWLEDGE THAT, IF THEY ARE PARTICIPATING IN THE EXCHANGE OFFER FOR THE PURPOSE

OF DISTRIBUTING THE EXCHANGE NOTES, (1) THEY CANNOT RELY ON THE POSITION OF THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION ENUNCIATED IN MORGAN STANLEY & CO., INC. (AVAILABLE JUNE 5, 1991), EXXON CAPITAL HOLDINGS CORPORATION (AVAILABLE MAY 13, 1988), AS INTERPRETED IN THE SECURITIES AND EXCHANGE COMMISSION'S LETTER TO SHEARMAN & STERLING DATED JULY 2, 1993, OR SIMILAR NO-ACTION LETTERS AND, IN THE ABSENCE OF AN EXEMPTION THEREFROM, MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH THE RESALE TRANSACTION AND (2) FAILURE TO COMPLY WITH SUCH REQUIREMENTS IN SUCH INSTANCE COULD RESULT IN THE UNDERSIGNED OR ANY SUCH OTHER PERSON INCURRING LIABILITY UNDER THE SECURITIES ACT FOR WHICH SUCH PERSONS ARE NOT INDEMNIFIED BY THE ISSUER. IF THE UNDERSIGNED OR THE PERSON RECEIVING THE EXCHANGE NOTES COVERED BY THIS LETTER IS AN AFFILIATE OF THE ISSUER, THE UNDERSIGNED REPRESENTS TO THE ISSUER THAT THE UNDERSIGNED UNDERSTANDS AND ACKNOWLEDGES THAT SUCH EXCHANGE NOTES MAY NOT BE OFFERED FOR RESALE, RESOLD OR OTHERWISE TRANSFERRED BY THE UNDERSIGNED OR SUCH OTHER PERSON WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR AN EXEMPTION THEREFROM.

    Each Participating Broker-Dealer should check the box under the caption "Participating Broker-Dealer" (Box 5) in order to receive additional copies of the Prospectus and any amendments and supplements thereto, for use in connection with resales of the Exchange Notes, as well as any notices from the Issuer to suspend and resume use of the Prospectus.

    Each Outstanding Note will bear interest from the most recent date on which interest has been paid or duly provided for on the Outstanding Note surrendered in exchange for such Exchange Note or, if no such interest has been paid or duly provided for on such Exchange Note, from March 26, 2002. Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will not receive accrued interest on such Outstanding Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Outstanding Notes prior to the original issue date of the Exchange Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Outstanding Notes, and will be deemed to have waived the right to receive any interest on such Outstanding Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after March 26, 2002.

    The undersigned understands that the delivery and surrender of the Outstanding Notes is not effective, and the risk of loss of the Outstanding Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Issuer. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Outstanding Notes will be determined by the Issuer, in its sole discretion, which determination will be final and binding.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date.

    Please read this entire Letter of Transmittal carefully before completing the boxes below and follow the instructions included herewith.

    The Exchange Offer is not being made to (nor will tenders of Outstanding Notes be accepted from or on behalf of) holders in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

    YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

    SEE INSTRUCTION 10 BELOW.

    List below the Outstanding Notes to which this Letter of Transmittal relates. If the space indicated is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto. IF YOU ARE A HOLDER OF 8.000% SENIOR NOTES DUE 2012 (THE "OUTSTANDING SENIOR NOTES"), PLEASE COMPLETE BOX 1A. IF YOU ARE A HOLDER OF 8.875% SENIOR SUBORDINATED NOTES DUE 2012, (THE "OUTSTANDING SENIOR SUBORDINATED NOTES"), PLEASE COMPLETE BOX 1B. IF YOU ARE AN OWNER OF BOTH OUTSTANDING SENIOR NOTES AND OUTSTANDING SENIOR SUBORDINATED NOTES YOU MUST COMPLETE BOTH BOX 1A AND BOX 1B.

        ALL TENDERING HOLDERS COMPLETE THE APPLICABLE BOX 1A AND/OR 1B:

---------------------------------------------------------------------------------------------------------------------------------
                                                             BOX 1A
                                        DESCRIPTION OF OUTSTANDING SENIOR NOTES TENDERED
                                                 (SEE INSTRUCTIONS 2 & 4 BELOW)
---------------------------------------------------------------------------------------------------------------------------------
                                                                              CERTIFICATE OR      AGGREGATE         AGGREGATE
                                                                               REGISTRATION    PRINCIPAL AMOUNT  PRINCIPAL AMOUNT
                                                                               NUMBER(S) OF     REPRESENTED BY    OF OUTSTANDING
              NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                   OUTSTANDING      OUTSTANDING       SENIOR NOTES
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))    SENIOR NOTES*     SENIOR NOTES    BEING TENDERED**
---------------------------------------------------------------------------------------------------------------------------------
                                                                              ---------------------------------------------------

                                                                              ---------------------------------------------------

                                                                              ---------------------------------------------------

                                                                              ---------------------------------------------------

                                                                              ---------------------------------------------------

                                                                              ---------------------------------------------------

                                                                              ---------------------------------------------------
                                                                              TOTAL

---------------------------------------------------------------------------------------------------------------------------------

*   Need not be completed by book-entry holders (see below).

** The minimum permitted tender is $1,000 in principal amount. All tenders must be in integral multiples of $1,000 in principal amount. The aggregate principal amount of all Outstanding Senior Note Certificates identified in Box 1A, or delivered to the Exchange Agent herewith, will be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

-------------------------------------------------------------------------------------------------------------
                                                   BOX 1B
                        DESCRIPTION OF OUTSTANDING SENIOR SUBORDINATED NOTES TENDERED
                                       (SEE INSTRUCTIONS 2 & 4 BELOW)
-------------------------------------------------------------------------------------------------------------
                                                   CERTIFICATE OR
                                                    REGISTRATION     AGGREGATE PRINCIPAL  AGGREGATE PRINCIPAL
                                                    NUMBER(S) OF           AMOUNT              AMOUNT OF
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)  OUTSTANDING SENIOR    REPRESENTED BY     OUTSTANDING SENIOR
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)      SUBORDINATED     OUTSTANDING SENIOR   SUBORDINATED NOTES
         APPEAR(S) ON CERTIFICATE(S))                  NOTES*        SUBORDIANTED NOTES    BEING TENDERED**
-------------------------------------------------------------------------------------------------------------
                                                 ------------------------------------------------------------

                                                 ------------------------------------------------------------

                                                 ------------------------------------------------------------

                                                 ------------------------------------------------------------

                                                 ------------------------------------------------------------

                                                 ------------------------------------------------------------

                                                 ------------------------------------------------------------
                                                 TOTAL

-------------------------------------------------------------------------------------------------------------

*   Need not be completed by book-entry holders (see below).

** The minimum permitted tender is $1,000 in principal amount. All tenders must be in integral multiples of $1,000 in principal amount. The aggregate principal amount of all Outstanding Senior Subordinated Note Certificates identified in Box 1B, or delivered to the Exchange Agent herewith, will be deemed tendered unless a lesser number is specified in this column. See Instruction 4.
--------------------------------------------------------------------------------
                                                 BOX 2
                                          BOOK-ENTRY TRANSFER
                                        (SEE INSTRUCTION 1 BELOW)
   / / CHECK HERE IF TENDERED OUTSTANDING SENIOR NOTES AND/OR OUTSTANDING
       SENIOR SUBORDINATED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
       MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution_____________________________________________
     DTC Account Number________________________________________________________
     Transaction Code Number___________________________________________________
    Holders of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Offer Program ("ATOP") for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the Participant identified in the Agent's Message. DTC Participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.
--------------------------------------------------------------------------------
                                               BOX 3
                                     NOTICE OF GUARANTEED DELIVERY
                                       (SEE INSTRUCTION 2 BELOW)
/ / CHECK HERE IF TENDERED OUTSTANDING SENIOR NOTES AND/OR OUTSTANDING SENIOR
    SUBORDINATED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
  Name of Registered Holder(s)_________________________________________________
  Window Ticket Number (if any)________________________________________________
  Date of Execution of Notice of Guaranteed Delivery___________________________ Name of Institution which guaranteed delivery________________________________ IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:
  Name of Tendering Institution________________________________________________
  DTC Account Number___________________________________________________________
  Transaction Code Number______________________________________________________
--------------------------------------------------------------------------------
                                               BOX 4
                              RETURN OF NON-EXCHANGE OUTSTANDING NOTES
                                   TENDERED BY BOOK-ENTRY TRANSFER
                                    (SEE INSTRUCTIONS 1 & 2 BELOW)
 / / CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING
     NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH
     ABOVE.

--------------------------------------------------------------------------------
                                               BOX 5
                                      PARTICIPATING BROKER-DEALER
 / / CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING SENIOR
     NOTES AND/OR THE OUTSTANDING SENIOR SUBORDINATED NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. PROVIDE THE NAME OF THE INDIVIDUAL WHO SHOULD RECEIVE, ON BEHALF OF THE HOLDER, ADDITIONAL COPIES OF THE PROSPECTUS, AND AMENDMENTS AND SUPPLEMENTS THERETO, AND ANY NOTICES TO SUSPEND AND RESUME USE OF THE PROSPECTUS.
   Name ________________________________________________________________________
    Address ____________________________________________________________________
    Telephone No. ______________________________________________________________
    Facsimile No. ______________________________________________________________

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Senior Notes and/or the Outstanding Senior Subordinated Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

------------------------------------------------

                                     BOX 6
                       SPECIAL REGISTRATION INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 5 AND 6 BELOW)

      To be completed ONLY if Certificates for the Outstanding Senior Notes and/or the Outstanding Senior Subordinated Notes not exchanged and/or Certificates for the Exchange Notes are to be issued in the name of someone other than the registered holder(s) of the Outstanding Senior Notes and/or the Outstanding Senior Subordinated Notes whose name(s) appear(s) above.

  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)
  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
   __________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
------------------------------------------------------------
------------------------------------------------------------

                                     BOX 7
                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 5 AND 6 BELOW)

      To be completed ONLY if Certificates for Outstanding Senior Notes and/or the Outstanding Senior Subordinated Notes not exchanged and/or Certificates for the Exchange Notes are to be sent to someone other than the registered holder of the Outstanding Senior Notes and/or the Outstanding Senior Subordinated Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
-----------------------------------------------------

--------------------------------------------------------------------------------
                                               BOX 8
                                      TENDERING HOLDER SIGNATURE
                                    (SEE INSTRUCTIONS 1 AND 5 BELOW)
                               IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
Signature of registered holder(s) or
Authorized Signatory(ies): _____________________________________________________
Date: __________________________________________________________________________
    Note: The above lines must be signed by the registered holder(s) of Outstanding Senior Notes and/or Outstanding Senior Subordinated Notes as their name(s) appear(s) on the Outstanding Senior Notes and/or the Outstanding Senior Subordinated Notes or on a security position listing as the owner of the Outstanding Senior Notes and/or the Outstanding Senior Subordinated Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.
Name(s): _______________________________________________________________________
                                        (Please Type or Print)
Capacity: ______________________________________________________________________
Address: _______________________________________________________________________
                                         (Including Zip Code)
Area Code and Telephone Number: ________________________________________________
Tax Identification or Social Security Number: __________________________________
                                      SIGNATURE GUARANTEE
                                 (IF REQUIRED BY INSTRUCTION 4)
Signature(s) Guaranteed by
an Eligible Institution: _______________________________________________________
                                        (Authorized Signature)
________________________________________________________________________________
                                               (Title)
________________________________________________________________________________
                                          (Name and Firm)
Date: __________________
Area Code and Telephone Number: ________________________________________________
Tax Identification or Social Security Number: __________________________________

---------------------------------------------------------------------------------------------------------------------------------
                                       BOX 9
                    PAYER'S NAME: K. HOVNANIAN ENTERPRISES, INC.
------------------------------------------------------------------
              SUBSTITUTE                     PART 1--PLEASE PROVIDE YOUR NAME AND                ------------------------
               FORM W-9                      TIN IN THE BOX AT RIGHT AND CERTIFY BY                        Name
      Department of the Treasury             SIGNING AND DATING BELOW.
       Internal Revenue Service                                                                  ------------------------
                                                                                                  Social Security Number
                                             --------------------------------------
     Payer's Request for Taxpayer            PART 2                                                         OR
      Identification Number (TIN)            CERTIFICATION--Under penalty of                     ------------------------
                                             perjury, I certify that:                         Employer Identification Number
                                             (1) The number shown on this form is my
                                                 correct Taxpayer Identification
                                                 Number (or I am waiting for a
                                                 number to be issued to me), and
                                                                                          ---------------------------------------
                                             (2) I am not subject to backup
                                             withholding because (a) I am exempt
                                                 from backup withholding, or (b) I
                                                 have not been notified by the
                                                 Internal Revenue Service (the
                                                 "IRS") that I am subject to backup
                                                 withholding as a result of a
                                                 failure to report all interest or
                                                 dividends, or (c) the IRS has
                                                 notified me that I am no longer
                                                 subject to backup withholding, and
                                                                                                         PART 3--
                                                                                                     / / Awaiting TIN

                                             (3) I am a U.S. person (including a
                                             U.S. resident alien).
                                             ---------------------------------------------------------------------------------
                                             CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS Sign Here that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                             ---------------------------------------------------------------------------------
            SIGN HERE -->                    The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                                             SIGNATURE
                                             ------------------------------------------------------

                                             DATE
                                             ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
      PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

------------------------------------------------------------
   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
 (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
 Revenue Service Center or Social Security Administration
 Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment of all reportable payments made to me will be withheld.

 Signature ----------------------------------------  Date
 -------------------------- , 20-----
------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.--Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

-----------------------------------------------------------------------
For this type of account:              Give the social security number
                                       of
-----------------------------------------------------------------------
1.   Individual                        The Individual

2.   Two or more individuals (joint    The actual owner of the account
     account)                          or, if combined funds, the first
                                       individual on the account(1)

3.   Custodian account of a minor      The minor(2)
     (Uniform Gift to Minors Act)

4.   a. The usual revocable savings    The grantor-trustee(1)
     trust account (grantor is also
        trustee)

     b. So-called trust account that   The actual owner(1)
     is not a legal or valid trust
        under state law

5.   Sole proprietorship               The owner(3)
-----------------------------------------------------------------------
For this type of account:              Give the employer identification
                                       number of--
-----------------------------------------------------------------------
6.   Sole proprietorship               The owner(3)

7.   A valid trust, estate, or         The legal entity(4)
     pension trust

8.   Corporate                         The corporation

9.   Association, club, religious,     The organization
     charitable, educational, or
     other tax-exempt organization

10.  Partnership                       The partnership

11.  A broker or registered nominee    The broker or nominee

12.  Account with the Department of    The public entity
     Agriculture in the name of a
     public entity (such as a state
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
-----------------------------------------------------------------------

1. List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

2.  Circle the minor's name and furnish the minor's social security number.

3. You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number of your employer identification number (if you have one).

4. List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.
----------------------------------------------------------------------

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE:

- An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

- The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

- An international organization or any agency or instrumentality thereof.

- A foreign government and any political subdivision, agency or instrumentality thereof.

PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

- A corporation.

- A financial institution.

- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

- A real estate investment trust.

- A common trust fund operated by a bank under Section 584(a).

- An entity registered at all times during the tax year under the Investment Company Act of 1940.

- A middleman known in the investment community as a nominee or custodian.

- A futures commission merchant registered with the Commodity Futures Trading Commission.

- A foreign central bank of issue.

- A trust exempt from tax under Section 664 or described in Section 4947.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

- Payments to nonresident aliens subject to withholding under Section 1441.

- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

- Payments of patronage dividends not paid in money.

- Payments made by certain foreign organizations.

- Section 404(k) payments made by an ESOP.

PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

- Payments described in Section 6049(b)(5) to nonresident aliens.

- Payments on tax-free covenant bonds under Section 1451.

- Payments made by certain foreign organizations.

- Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE--Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 30% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

    FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

             INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART OF
                 THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

GENERAL

    Please do not send Certificates for Outstanding Notes directly to the Issuer. Your Outstanding Note Certificates, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address indicated on the first page hereof. The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

    This Letter of Transmittal is to be completed by holders of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the holder of such Outstanding Notes) if either (a) Certificates for such Outstanding Notes are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Book-Entry Delivery Procedures" in the Prospectus and an Agent's Message is NOT delivered. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering Participant, which acknowledgment states that such Participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Issuer may enforce this Letter of Transmittal against such Participant. Certificates representing the tendered Outstanding Notes, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal, or a facsimile hereof (or, in the case of a book-entry transfer, an Agent's Message), a substitute Form W-9 and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

2.  GUARANTEED DELIVERY PROCEDURES.

    Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may effect a tender by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus and by completing Box 3. Pursuant to these procedures if:

    (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution". As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution", including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program.

    (b) prior to the Expiration Date, the Exchange Agent received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

    (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Outstanding Notes in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three (3) New York Stock Exchange trading days after the Expiration Date.

    Any Holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

    The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

    GUARANTEE OF SIGNATURES

    No signature guarantee on this Letter of Transmittal is required if:

    (i) this Letter of Transmittal is signed by the registered Holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such Holder(s) has (have) completed either the box entitled "Special Registration Instructions" (Box 6) or the box entitled "Special Delivery Instructions" (Box 7) above; or

    (ii) such Outstanding Notes are tendered for the account of a firm that is an Eligible Institution.

    In all other cases, an Eligible Institution must guarantee the signature(s) in Box 8 on this Letter of Transmittal. See Instruction 5.

    INADEQUATE SPACE

    If the space provided either of the boxes captioned "Description of Outstanding Senior Notes Tendered" (Box 1A) or "Description of Outstanding Senior Subordinated Notes Tendered" (Box 1B) is inadequate, the Certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate, signed schedule and attached to this Letter of Transmittal.

3.  BENEFICIAL OWNER INSTRUCTIONS.

    Only a Holder of Outstanding Notes (i.e., a person in whose name Outstanding Notes are registered on the books of the registrar or, with respect to interests in the Global Outstanding Notes held by DTC, a DTC participant listed in an official DTC proxy), or the legal representative or attorney-in-fact of a Holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Outstanding Notes who wishes to accept the Exchange Offer must arrange promptly for the appropriate Holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate Holder of the Instructions to Registered Holder and/or DTC Participant from Beneficial Owner form accompanying this Letter of Transmittal.

4.  PARTIAL TENDERS; WITHDRAWALS.

    Tenders of Outstanding Notes will be accepted only in the principal amount of $1,000 and integral multiples of $1,000. If less than the entire principal amount of Outstanding Notes evidenced by a submitted Certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Aggregate Principal Amount of Outstanding Senior Notes Being Tendered" or "Aggregate Principal Amount of Outstanding Senior Subordinated Notes Being Tendered", as applicable, in Box 1A and/or 1B. A newly issued Note for the principal amount of Outstanding Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

    Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Outstanding Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"),
(ii) identify the Outstanding Notes to be withdrawn (including the registration number(s) and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes in the name of the person withdrawing the tender and
(iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly re-tendered. Any Outstanding Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

    Neither the Issuer, any affiliates or assigns of the Issuer, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons). Any Outstanding Notes that have been tendered but are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5. SIGNATURE ON LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Certificates without alteration, addition, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Outstanding Notes.

    If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Outstanding Notes.

    Signatures of this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes tendered hereby are tendered (i) by a registered Holder who has not completed Box 6 entitled "Special Registration Instructions" or Box 7 entitled "Special Delivery Instructions" in this Letter of Transmittal or
(ii) for the account of an Eligible Institution.

    If this Letter of Transmittal is signed by the registered Holder(s) of Outstanding Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder(s) (or acting Holder(s)) must either properly endorse the Outstanding Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Outstanding Notes, and, with respect to a participant in DTC whose name appears on such security position listing), with the signature on the Outstanding Notes or bond power guaranteed by an Eligible Institution (except where the Outstanding Notes are tendered for the account of an Eligible Institution).

    If this Letter of Transmittal, any Certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, must submit proper evidence satisfactory to the Issuer, in its sole discretion, of such persons' authority to so act.

6.  SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

    Tendering Holders should indicate, in the applicable Box 6 or Box 7, the name and address (or account at DTC) in which the Exchange Notes or substitute Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited through DTC), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

    If no instructions are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Outstanding Notes or deposited at such Holder's account at DTC.

7.  TRANSFER TAXES.

    The Issuer shall pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to them or their order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of Outstanding Notes to the Issuer, or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

    Except as provided in this Instruction 7, it will not be necessary for transfer stamps to be affixed to the Outstanding Notes listed in the Letter of Transmittal.

8.  WAIVER OF CONDITIONS.

    The Issuer reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9.  MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

    Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should promptly contact the Exchange Agent at the address indicated on the first page hereof for further instructions. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been completed.

10. QUESTIONS AND REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated on the first page hereof. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, Wachovia Bank, National Association, by calling (704) 590-7413.

11. VALIDITY AND FORM.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Notes and withdrawal of tendered Outstanding Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Issuer, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

    Under U.S. federal income tax law, a Holder tendering Outstanding Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above and to certify that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN). If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service and any payments that are made to such Holder may be subject to backup withholding (see below).

    A Holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the Holder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Holder must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding on any payments made to such Holder. If the box is checked, payments made within 60 days of the date of the form will be subject to backup withholding unless the Holder has furnished the Exchange Agent with his or her TIN. A Holder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Exchange Agent with his or her TIN as soon as it is received.

    Certain Holders (including, among others, all corporations and certain foreign individuals), may be exempt from these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status (Form W-8BEN). Forms for such statements can be obtained from the Exchange Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

    If backup withholding applies, the Exchange Agent is required to withhold up to 30% of any payments to be made to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a Holder, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute
Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.
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WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Outstanding Notes. If Outstanding Notes are in more than one name or are not in the name of the actual Holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, for additional guidance on which number to report.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.